Seeing the World Through Our Eyes Goldman Sachs U.S. Emerging/SMID Cap Growth Conference November 20, 2014 Creating sustainable food, feed and fuel ingredients for a growing population Exhibit 99.1

This media release contains "forward-looking" statements regarding the business operations and prospects of Darling Ingredients Inc. and industry factors affecting it. These statements are identified by words such as "believe," "anticipate," "expect," "estimate," "intend," "could," "may," "will," "should," "planned," "potential," "continue," "momentum," and other words referring to events that may occur in the future. These statements reflect Darling Ingredient's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, each of which could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to upstream their profits to the Company for payments on the Company's indebtedness or other purposes; general performance of the U.S. and global economies; disturbances in world financial, credit, commodities and stock markets; any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets; volatile prices for natural gas and diesel fuel; climate conditions; unanticipated costs or operating problems related to the acquisition and integration of Rothsay and Darling Ingredients International (including transactional costs and integration of the new enterprise resource planning (ERP) system); global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company's products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, reduced demand for animal feed, or otherwise; reduced finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the National Renewable Fuel Standard Program (RFS2) and tax credits for biofuels both in the U.S. and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of Bird Flu including, but not limited to H1N1 flu, bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the U.S. or elsewhere; unanticipated costs and/or reductions in raw material volumes related to the Company's compliance with the existing or unforeseen new U.S. or foreign regulations (including, without limitation, China) affecting the industries in which the Company operates or its value added products (including new or modified animal feed, Bird Flu, PED or BSE or similar or unanticipated regulations); risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling Ingredients and Valero Energy Corporation, including possible unanticipated operating disruptions; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company's pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; and/or unfavorable export or import markets. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company's filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

DARLING INGREDIENTS INC.

Creating sustainable food, feed and fuel ingredients for a growing population Safe Harbor Statement 2

1882
1962
1993
Soap + Fertilizer
+ Feed
+ Fuel
Darling & Company
Darling Delaware Inc.
Darling International Inc.

DARLING INTERNATIONAL INC.
2006-10
GRIFFIN INDUSTRIES
2013
DIAMOND GREEN DIESEL
TERRA renewal
ROTHSAY
2014
VION
DARLING INGREDIENTS INC.

DARLING INGREDIENTS INC.

Creating sustainable food, feed and fuel ingredients for a growing population
Our Historical Timeline

TRS: Additional value add services; New raw
material supply
DAR:  Rendering; Used cooking
oil (UCO); Trap
DGD: Value add fats; Hedge core
business
Rothsay: Leading position in Canada
NBP & Griffin Industries:
Raw material diversity; Value add proteins;
Bakery recycling
VION: Leading global gelatin position; Fee for
services rendering business; Value add products
Today...
A history of growth ...
from a regional U.S.
renderer, to a global
ingredients company
At 2003

Creating sustainable food, feed and fuel ingredients for a growing population
A World Leader in Bio-Nutrient Transformation
Global footprint: 5 continents
Locations: Over 200
Founded: 1882
Listed: 1994
Publicly traded: NYSE: DAR
Principal segments: Three
Industries served: Pharmaceutical,
food, pet food,
feed, technical,
fuel, bioenergy,
fertilizer
LTM June 2014 pro forma revenue: ~$4.0 billion
Employees: Approx. 10,000
Headquarters: Irving, Texas, USA
Regional Offices: Cold Spring, Kentucky, USA
Dundas, Ontario, Canada
Son, Netherlands

• Gelatin
•
Casings
• Functional Proteins
• Food Grade Fats
•
Heparin  •
Bone China
•
Proteins    •
Fats
• Bakery Feeds
• Organic Fertilizers
• Plasmas
• Hides
• Renewable Fuels
• Biofuels
• Green Gas
• Green Electricity
Food
Feed
Fuel

Creating sustainable food, feed and fuel ingredients for a growing population
Process USA Canada Europe China S. America Australia Total:
Rendering - (C3 By-products & UCO)
35 5 10 50
Transfer Stations 54 8 62
Protein Blending 4 4
Bakery 11 11
Used Cooking Oil processing  only 8 1 9
Disposal Rendering - (C1 & C2)
5 5
Fat melting - food grade 5 5
Blood Plasma 1 4 5 1 1 12
Bone Ash 2 2
Bio Diesel 1 1 2
Renewable Diesel 1 1
Gelatin 2 4 4 3 13
Casings 4 1 5
Environmental Services 4 1 5
Fertilizer 1 1
Petfood 1 1 2
Hides 3 3 6
126 6 48 10 4 1 195
Locations by Continent and Process
European categories for rendering of animal by-products:
• C3 – food-grade material, for food and feed products
• C2 – unfit for food or animal feed, can be used as fertilizer
• C1 – must be destroyed; used to generate green energy
*
Note: List excludes administrative and dedicated sales offices.
* Facility in the permitting process.

World population hits 1 billion
2 billion
3 billion
4
5
6
7
8
9 billion
1830
1870
1900
1930
1945
1960
1976
1989
2000
2011
2026
2040

Creating sustainable food, feed and fuel ingredients for a growing population
Creates Margin Opportunity
DAR is operated as a spread business
Operating Costs
Transportation Costs
Energy Costs

Global Drivers to Business
Raw Material
Availability
Competing Ingredient
Supply
Some sources estimate strong growth in world
population which will drive Food, Feed & Fuel demand
“How We Buy It”

Creating sustainable food, feed and fuel ingredients for a growing population
Genesis of Business Model

Diverse Raw Material Supply
Establish Spread/Margin
Transform and
Value Add
Our model today has evolved
to one that shifts the majority
of commodity risk to the
supplier in most businesses.
Our Bakery Feeds business is
the exception; buy as a % of
corn & sell as a % of corn.
Our Used Cooking Oil collection
business has grown and transi-
tioned.
DGD created an alternative
market and counter-cyclical
hedge for our fats & grease.
Finished product prices do move
in relation to competing ingre-
dients; our goal is to operate
DAR as a spread management
business when possible.
The most critical factor in our business is
“How we buy raw material”
Identify Highest
Value Market
Shift Risk
Solid
Business
Market
Growth
New
Market
Spread
Management

Creating sustainable food, feed and fuel ingredients for a growing population

Return on Gross Investment (ROGI):
Earnings before interest, taxes, depreciation and amortization adjusted for certain non-
operational costs divided by the sum of Total Assets plus Accumulated Depreciation and
Amortization less Deferred Tax Assets less Excess Cash less Non-Interest Bearing Liabilities including, but not limited to Accounts Payable, Accrued Expenses, Pension Liabilities and
Other Non-Current Liabilities.
How Do We Measure Success?
Darling targets employing capital
at a 15% or higher rate of return
while maintaining a conservative
balance sheet

Food, Feed & Fuel Our Business Segments Creating sustainable food, feed and fuel ingredients for a growing population

Food

- Rousselot
- sonac
- cth
- hepac

Feed

- DAR PRO SOLUTIONS® – A Darling/Griffin Brand
- sonac
- ROTHSAY
- Bakery Feeds®
- TERRA renewal
- Nature Safe® – Natural & Organic Fertilizers
- besthides

Fuel

- DIAMOND GREEN DIESEL™
- Rendac
- Bio G-3000™
- ROTHSAY BIODIESEL
- ecoson
- VERSAGEN

DARLING INGREDIENTS INC.

Creating sustainable food, feed and fuel ingredients for a growing population
The ingredients we produce are used in three primary segments:
- Food (pharmaceutical, gelatin, natural casings, edible fats)
- Feed (fats & proteins, pet food, nutritional feed supplements, fertilizers)
- Fuel (renewable and bio-diesel, green gas, green electricity)

Our Brands by Reporting Segments

Rousselot sonac cth hepac

DARLING INGREDIENTS INC.

Creating sustainable food, feed and fuel ingredients for a growing population
Ingredients for living.
Darling’s food ingredients are sold to a worldwide market that includes the pharmaceutical, food, nutraceuticals and cosmetic industries.

Our Food Ingredients – A Closer Look

Creating sustainable food, feed and fuel ingredients for a growing population
•
Rousselot is the world’s leading supplier of gelatin and collagen peptides to a global market*
•
Europe held the highest market share of gelatin revenue and volume in 2013, followed by North America and Asia/Pacific, the fastest growing market area*
•
Rousselot has 13 production
facilities selling to 75 countries
worldwide

Food – A Closer Look:
* “Gelatin Market Analysis by Raw Material, By Application, and Segment Forecasts to 2020” by Grand View Research, Inc., 2014
MARKET DRIVERS
•
Supply and competing uses for
bones,  hides and  pig skins
•
Demand for gelatin in food
and beverages
•
Pharmaceutical demand
•
Film industry demand

Creating sustainable food, feed and fuel ingredients for a growing population
•
Turnkey supplier of natural sausage casings and meat by-products to the food and meat processing industry
•
Traceability and food safety are critical to CTH operations
•
50 years experience sourcing, processing and
selling the highest quality product through an
extensive export network
•
CTH employs 1,100 people with sorting
facilities in Europe and China

Food – A Closer Look:
MARKET DRIVERS
•
Supply of hogs and sheep
•
World demand for sausage products
particularly in China and Eastern Europe
•
Competition from collagen casings

Creating sustainable food, feed and fuel ingredients for a growing population
•
Sonac fat processes, refines and packages high-quality food-grade animal fats for baking, frying fats and spreads (schmaltz, lard)
•
Some Sonac fat products are used as a natural binding agent to add texture and firmness to processed meats and other processed foods
•
Sonac food-grade fat has  processing
facilities in Germany and the Netherlands
•
Sonac bone provides raw material for our gelatin
plants and bone ash for our Global Ceramics
operation in the U.K. and other bone china
customers

Food – A Closer Look:
MARKET DRIVERS
•
Palm oil
•
Competing spread alternatives
•
Food / Technical
•
General  European economy

DAR PRO SOLUTIONS®
A Darling/Griffin Brand

sonac

Bakery Feeds®

ROTHSAY

TERRA renewal

Nature Safe®
Natural & Organic Fertilizers

besthides

DARLING INGREDIENTS INC.

Creating sustainable food, feed and fuel ingredients for a growing population

Our Feed Ingredients – A Closer Look
Nutrients for growth.
Our feed ingredients compose the largest segment of our business, with sales to animal feed, aquaculture and pet food manufacturers worldwide.

Creating sustainable food, feed and fuel ingredients for a growing population

•
DAR PRO Ingredients
•
DAR PRO Solutions
•
Bakery Feeds
•
Rothsay
•
Terra Renewal
•
Nature Safe
Feed – A Closer Look:   Geographic Production
•
Sonac
Operated as Margin Management Business
Feed is our largest segment,
predominantly attributable to the USA
FEED MARKET DRIVERS
North American Feed Ingredients European Feed Ingredients
•
Raw material volume
•
Competing agricultural-based ingredients
•
Feed demand/Protein production
•
Pet food demand
•
Biofuel production

Bakery Revenue ($ in millions)
Corn Price ($/bushel)
$350
$300
$250
$200
$150
$100
$50
$0
2008
2009
2010
2011
2012
2013
$198
$139
$195
$296
$295
$266
$5.14
$3.78
$4.27
$6.89
$7.21
$6.22

Source: Jacobsen Index and Corporate Management
2008 – 2010 pro forma financials from Griffin Industries

Creating sustainable food, feed and fuel ingredients for a growing population

North America - Bakery Feeds
•
Cookie Meal®, a Bakery Feeds
product, is a premium, high-
energy, animal feed ingredient
that competes with corn in
poultry, swine or pet food diets
•
Bakery Feeds earnings reflect
corn price through shared
margins with commercial
bakery suppliers
MARKET DRIVERS:
•
Corn price
•
Raw material volume
•
Calorie substitutes in feed

Creating sustainable food, feed and fuel ingredients for a growing population
•
Sonac is Europe’s leading supplier of consistent and high-quality proteins, fats and minerals from food grade animal by-products that are used in pet foods, animal feed and fertilizers.  Sonac products are marketed as:

European Feed Ingredients:
Sonac Blood: Sonac:
MARKET DRIVERS
• Rendered fats and
proteins for animal
feeds and pet food
(similar to US operations)
• Highly functional
proteins for
aquaculture, animal
feed and pet food
•
Raw material supply
•
Environmental regulations
and policies
•
Energy costs

DIAMOND GREEN DIESEL

Rendac

Bio G 3000 Premium Biodiesel Fuel

ROTHSAY BIODIESEL

ecoson

DARLING INGREDIENTS INC.

Creating sustainable food, feed and fuel ingredients for a growing population

Our Fuel Ingredients – A Closer Look
Energy for today’s world.
For the past two decades, Darling has led the way in biofuel innovation and development.

Creating sustainable food, feed and fuel ingredients for a growing population

•
In operation for over a year, DGD continues as North America’s largest facility to convert animal fats, used cooking oils and distillers corn oil into renewable diesel
•
DGD’s increased capacity is
~ 150 million gallons per year of
renewable diesel
•
DGD also annually produces an estimated
22.5 million gallons of renewable naphtha,
butane and propane as valuable
co-products
•
On August 3, 2014, there was a fire at the
DGD facility with no reported injuries. The
facility was shut down with damage relatively isolated.
Fuel – A DGD Update:
MARKET DRIVERS
•
Renewable Fuel Standard
(RFS)/Government regulations
•
Ultra low sulfur diesel price
•
Feedstock cost
•
Co-product values
•
Hydrogen costs

Creating sustainable food, feed and fuel ingredients for a growing population
•
Approximately 120 million gallons of renewable diesel produced
•
Darling EBITDA approximately
$35.2 million
•
Darling invested capital of approximately
$115 million
•
Plant performance excellent up until fire
incident on August 3, 2014
•
Operations resumed September 28, 2014
with expansion to 11,000 barrels per day
of input feedstock
Darling continues to believe in the earnings potential of DGD and that ultimately, it will be one of the highest  returning assets in our portfolio

Year 1 – DGD Lookback

Creating sustainable food, feed and fuel ingredients for a growing population

Fuel – A Closer Look:
•
In answer to Europe’s stringent laws enacted post-BSE,  Rendac collects and safely processes mortalities and slaughter by-products that are designated unfit for animal feeds or human consumption (Category C1 & C2)
•
Rendac plays an important role in the control and prevention of animal diseases
•
Rendac’s end products are used as biofuel for energy
production at our own plants as well as providing
energy for local needs and as raw material
for second generation biodiesel.
MARKET DRIVERS
•
Raw material volume
•
Government disposal regulations
•
Subsidies

Creating sustainable food, feed and fuel ingredients for a growing population

•
One of the largest producers of green energy from a digesting process in the
Netherlands, our Ecoson Green Energy Park is located in Son
o
Organic residuals from food industry are converted
to biogas for green electricity
o
Biophosphate produced from pig manure
for use as fertilizer
Fuel – A Closer Look:
MARKET DRIVERS
•
Raw material volume
•
Manure and organics supply
•
Energy prices

Growth Strategy How we will grow and sustain our business Creating sustainable food, feed and fuel ingredients for a growing population

($ millions)
$800
$700
Baseline EBITDA -$600
Stable and positioned to grow
Synergy
Organic
Acquisition
Growth
2014-2015
2015-2016
2017-Beyond

$25-30mm new EBITDA	$50-60mm new EBITDA	$75-110mm new EBITDA
Indiana Rendering Expansion	New Rendering Plants USA	Nutrient Recovery Plant
Texas Rendering Expansion	Nutrient Recovery Plant	Sonac Blood Expansion
New Bakery Plant	Sonac Blood Expansion	West Coast Biodiesel
Ecoson Biogas	DGD Expansion	Rousselot Growth
Rousselot Growth	Pet Food Ingredients	USA Rendering Acquisition(s)
Canada Synergies	Rousselot Growth	Euro Rendering Acquisition(s)
Euro Growth/Margin Improvement	Euro Growth/Margin Improvement	Brazil Rendering Acquisition(s)

DARLING INGREDIENTS INC.

Creating sustainable food, feed and fuel ingredients for a growing population
Note:  Management’s current views on future performance (see page 2).
Baseline EBITDA does not include Diamond Green Diesel.
Projected EBITDA Growth thru 2017 and Beyond
And how we plan to do it...

Creating sustainable food, feed and fuel ingredients for a growing population
(in US $millions)
$ 600 EBITDA
(250) CAPEX
(100)    Interest
(100) Taxes
$ 150
Free Cash
For growth projects and debt reduction
70% maintenance/compliance
30% organic growth
Financing Projected EBITDA Growth
How we plan to pay for it...
$75M
to new
value adding
projects with
minimum
15-20% return
Note: Management’s current views on future performance (see page 2)

A history of delivering and growing earnings

Financials Creating sustainable food, feed and fuel ingredients for a growing population

Food
Feed
Fuel
Net Sales
(US $ in millions)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,997
$4,095
$3,912
$1,019
$956
2012
2013
LTM Sept '14
3Q 13
3Q 14
Pro Forma Adjusted EBITDA
(US $ in millions)
$700
$600
$500
$400
$300
$200
$100
$0
$655
$615
$571
$179
$122
2012
2013
LTM Sept '14
3Q 13
3Q 14

Creating sustainable food, feed and fuel ingredients for a growing population
13
Pro Forma Operating Performance
Exchange Rates:
2012 2013 LTM Q3 2014
USD/EURO 1.2845     1.3131        1.3582
USD/CAD 1.0084     0.9917        0.9240
See Cautionary Statement at end of this presentation.

Creating sustainable food, feed and fuel ingredients for a growing population
Pro Forma Adjusted EBITDA

See Cautionary Statement at end of this presentation.
FYE 2012 FYE 2013 LTM Q3 2014 Q3 2013 Q3 2014
Net Income 302,642 $   241,426 $   10,332 $     73,393 $     14,318 $
Depreciation and Amortization 173,217      188,977      256,689      45,645        67,311
Goodwill Impairment 10,083        5
Interest Income (68)              (952)            (2,240)         (1,678)
Interest Expense 40,284        70,896        143,112      12,492        25,355
Foreign Currency (28,108)       15,852        1                 (1,522)
Non-Controlling Interest 9,779          7,855          3,553          2,729          1,636
Other, Net Expense (2,122)         (8,849)         (8,380)         5,821          (380)
Equity in Unconsolidated Sub (310)            (7,660)         (2,895)         (11,954)       1,055
Income Tax Expense 121,840      109,854      30,771        28,361        11,136
Adjusted EBITDA 655,413 $   574,323 $   448,082 $   154,248 $   117,236 $
DGD Joint Venture EBITDA -              17,261        34,414        16,532        2,907
Darling Ingredients International 13th Week -              -              4,100
Acquisition Costs -              23,271        34,144        8,326          2,191
Non-Cash Inventory Step Up -              -              49,803        -              -
Proforma EBITDA 655,413 $   614,855 $   570,543 $   179,106 $   122,334 $

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
FYE 2012
FYE 2013
LTM Q3 2014

700
600
500
400
300
200
100
0
June 28, 2014
September 27, 2014

DARLING INGREDIENTS INC.

Creating sustainable food, feed and fuel ingredients for a growing population
Note: Net working capital is defined as current assets
less current liabilities.
Operating Performance (US $ in millions)

Free Cash Net Working Capital
September 27, 2014
Credit Agreement
Revolving Credit Facility 178,204 $
Term Loan A 326,636
Term Loan B 1,246,234
5.375% Senior Notes due 2022 500,000
Other Notes and Obligations 32,153
2,283,227
Less cash and cash equivalents 193,427
Net Debt: 2,089,800 $
Debt Summary
$430
$361
$412
$599
$591
Note:  Free cash flow defined as Pro Forma Adjusted EBITDA
less capital expenditures
See Cautionary Statement at end
of this presentation.

Shareholder
Value
Success
is consistently
providing
maximum value
to the supply
chain
Our Recipe for Success...
Creating sustainable food, feed and fuel ingredients for a growing population
31
Protein
Production

Maximize the
valuation of
our raw
materials by
focusing on
their highest
and best
possible use
Value
Adding
Identify the
world
population’s
challenging
food, feed and
fuel needs
Develop new
products and
applications
and grow
geographically
to answer
these needs

17 Creating sustainable food, feed and fuel ingredients for a growing population

Creating sustainable food, feed and fuel ingredients for a growing population
18
Cautionary Statement Regarding Unaudited Pro Forma
Financial Information

The unaudited pro forma financial information (“Unaudited Pro Forma Financial Information”) presented in the Financial Section pages of this presentation was prepared by Darling management and is based upon (i) Darling audited financial statements for the fiscal years ended December 29, 2012 and December 28, 2013, respectively, (ii) Darling unaudited financial statements for the nine months ended September 28, 2013 and September 27,
2014, respectively, (iii) VION Ingredients audited financial statements for the year ended December 31, 2012 as prepared under Dutch GAAP, but including a US GAAP reconciliation footnote, (iv) VION Ingredients unaudited condensed consolidated and combined interim financial statements for the twelve months ended December 31, 2013 and nine months ended September 28, 2013, respectively as prepared under Dutch GAAP, but including a
US GAAP reconciliation footnote; (vi) the Rothsay audited statement of assets acquired and liabilities assumed and the related statement of net revenues and direct costs and operating expenses for the fiscal year ended
December 29, 2012 and (vii) Rothsay unaudited statement of assets acquired and liabilities assumed and the related statement of net revenues and direct costs and operating expenses for the nine months ended September
28, 2013.
Darling is presenting the Unaudited Pro Forma Financial Information for informational purposes only.  Darling believes that the Unaudited Pro Forma Financial Information was prepared in good faith and on a reasonable basis based on the best information available at the time of its preparation. The Unaudited Pro Forma Financial Information, however, is not fact.  The Unaudited Pro Forma Financial Information was not intended to be used as predictive of future performance.  It was not prepared in compliance with the requirements of GAAP, the published guidelines of the SEC regarding pro forma information, or the guidelines established by the American
Institute of Certified Public Accountants for preparation and presentation of pro forma financial information. Darling’s independent public auditor has not audited or reviewed the Unaudited Pro Forma Financial Information. The inclusion of the Unaudited Pro Forma Financial Information in this presentation should not be regarded as a representation that Darling or any of its officers, affiliates, advisors, or representatives consider the Unaudited Pro
Forma Financial Information to be a reliable prediction of future events or results, or a representation that actual results would have been comparable had the Transactions occurred on the dates indicated, and the information should not be relied upon as such.
Darling acquired Rothsay on October 28, 2013 and VION Ingredients on January 7, 2014.  Neither Rothsay nor VION Ingredients had been operated as a stand-alone business prior to the respective acquisitions, but rather as divisions of their respective parent entities. Management does not believe that the Unaudited Pro Forma Financial Information is necessarily indicative of future performance of Darling, and in fact, actual performance may differ significantly (either better or worse) from the performance indicated in the Unaudited Pro Forma Financial Information due to (i) the challenges inherent in integrating the businesses of Darling, Rothsay and VION
Ingredients, (ii) changes to Darling’s operations and strategy that may have been implemented or may be implemented in the future as a result of the Transactions or otherwise, and (iii) numerous other potential risks and uncertainties, including, but not limited to, those set forth under “Risk Factors” in the Form 10-K of Darling International Inc. (predecessor by name change to Darling) for the year ended December 28, 2013, which was filed with the SEC on February 26, 2014.  Investors are cautioned not to rely on the Unaudited Pro Forma Financial Information as a measure of future performance. There can be no assurance that the results indicated in
Unaudited Pro Forma Financial Information would have been realized had the Transactions taken place on the dates assumed in the Unaudited Pro Forma Financial Information or that actual results for the combined entity will not be materially different. Pro forma information is inherently reliable and should not be used as the basis for an investment decision. Darling does not undertake to revise or update the Unaudited Pro Forma Financial
Information, even if some or all of the assumptions utilized in preparing the information proves to be wrong.
ASSUMPTIONS
The key assumptions that were used to prepare the Unaudited Pro Forma Financial Information includes, but is not limited to the following:
1. The Unaudited Pro Forma Financial Information is not intended to and in fact does not comply with Regulation S-X Article 3;
2. The Unaudited Pro Forma Financial Information assumes that the acquisitions of Darling Ingredients International and Rothsay occurred on January 1, 2012, and have  been presented herein on a combined basis.
Thus, the presentation effectively combines the historic financial information (unless as otherwise noted below) of the respective businesses and does not eliminate any net sales and the profit related thereto for any transactions between Darling Ingredients Inc. and Darling Ingredients International (formerly known as VION Ingredients), or Darling Ingredients Inc. and Rothsay for periods prior to the respective acquisition dates;
3. For periods prior to January 7, 2014, the Unaudited Pro Forma Financial Information for Darling Ingredients International is based on the company’s underlying Dutch GAAP financial statements, which have been converted to US GAAP taking into account all known and material Dutch – US GAAP adjustments;
4. For periods prior to January 7, 2014, the Unaudited Pro Forma Financial Information for Darling Ingredients International does not reflect the application of purchase accounting in accordance with ASC 805 and hence, the recognition of Darling Ingredients International’s assets and liabilities assumed at their respective fair values.  Thus, there is no non-cash inventory step-up adjustment for any financial period presented that excludes the nine months ended September 27, 2014;
5. For periods prior to October 28, 2013, the Unaudited Pro Forma Financial Information for Rothsay is based on the Rothsay  statement of assets acquired and liabilities assumed and the related statement of net revenues and direct costs and operating expenses, which were prepared under US GAAP;
6. For periods prior to October 28, 2013, the Unaudited Pro Forma Financial Information for Rothsay does not reflect the application of purchase accounting in accordance with ASC 805 and hence, the recognition of
Rothsay’s assets and liabilities assumed at their respective fair values.  Thus, there is no non-cash inventory step-up adjustment for any financial period presented that excludes the three months ended December 28,
2013;
7. No procedures were performed by management to ensure that the Unaudited Pro Forma Financial Information for Darling Ingredients International or Rothsay for the Third Quarter 2013 reflects an appropriate cut-off with respect to sales transactions, expense accruals, payroll, or other similar income statement items that could have an impact on the net sales and Pro Forma Adjusted EBITDA presented herein;
8. Prior to the acquisition by Darling Ingredients Inc. neither Darling Ingredients International Inc. nor Rothsay prepared segment financial information in accordance with segments reflected in the Unaudited Pro Forma
Financial Information reflected herein; therefore, the allocation of SG&A costs to the respective segments for periods prior to the respective acquisition were based upon the allocation methodology utilized for Q3 2014;
9. The foreign currency translation rate for net sales and Pro Forma Adjusted EBITDA was based on the average rate for each of the respective periods presented.